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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated April 16, 2001 included in this Form 10-K into the Company's previously filed Registration Statements (File No.'s 333-95299 and 333-54548) on Form S-8.



                                                   /s/ Arthur Andersen LLP

San Jose, California
April 16, 2001